UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – July 21, 2014 (July 17, 2014)

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02 Departure of Directors Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensatory Arrangements of Certain Officers.

On July 17, 2014, Peter Crage, Chief Financial Officer of Extended Stay America, Inc. (the “Corporation”) and ESH Hospitality, Inc. (“ESH REIT” and, together with the Corporation, the “Company”), provided the Company with notice of his resignation, effective as of July 31, 2014. Mr. Crage will serve in an advisory capacity until the end of the year to assist in the transition. Mr. Crage has entered into a consulting agreement with a subsidiary of the Corporation pursuant to which Mr. Crage will provide consulting services to the Company through the end of 2014. A copy of the consulting agreement is attached hereto as Exhibit 10.1. A copy of a press release announcing Mr. Crage’s resignation is attached hereto as Exhibit 99.1.

On July 21, 2014, the board of directors of the Corporation ratified the appointment of Jonathan Halkyard, the Chief Operating Officer of the Corporation, as the Interim Chief Financial Officer of the Corporation and the board of directors of ESH REIT ratified the appointment of Mr. Halkyard as Interim Chief Financial Officer of ESH REIT, each effective as of August 1, 2014 until a permanent replacement for Mr. Crage has been appointed by the Company. During the interim period, Mr. Halkyard will continue to serve as Chief Operating Officer of the Corporation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Consulting Agreement, dated as of July 21, 2014, between ESA Management LLC and Peter Crage.

99.1	Press release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated July 21, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: July 21, 2014	By:	/s/ Ross W. McCanless
Name: Ross W. McCanless
Title: Chief Legal Officer and General Counsel

ESH HOSPITALITY, INC.

Date: July 21, 2014	By:	/s/ Ross W. McCanless
Name: Ross W. McCanless
Title: Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Consulting Agreement, dated as of July 21, 2014, between ESA Management LLC and Peter Crage.

99.1	Press release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated July 21, 2014.